SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             Form 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) July 30, 1998


                GE CAPITAL MORTGAGE SERVICES, INC.
          (as Seller and Servicer under the Pooling and
          Servicing Agreement, dated as of July 1, 1998,
         providing for the issuance of REMIC Multi-Class
            Pass-Through Certificates, Series 1998-12)



                GE Capital Mortgage Services, Inc.
      (Exact name of registrant as specified in its charter)

      New Jersey            33-5042            21-0627285
   ----------------------------------------------------------
   (State or other        (Commission       (I.R.S. Employer
     jurisdiction         File Number)     Identification No.)
   of incorporation)



                      Three Executive Campus
                  Cherry Hill, New Jersey 08002
        (Address of Principal Executive Office) (Zip Code)




Registrant's telephone number, including area code (609) 661-6100

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

General.
On July 30, 1998, GE Capital Mortgage Services, Inc. ("GECMSI") offered to investors certain classes of its REMIC Multi-Class Pass-Through Certificates, Series 1998-12 (the "Certificates"), consisting of four groups of Certificates (the "Pool 1 Certificates" , "Pool 2 Certificates", "Pool 3 Certificates" and the "Pool 4 Certificates"), each evidencing beneficial ownership interests in a distinct trust fund (each, a "Trust Fund"). The assets of each Trust Fund consist primarily of a distinct pool ("Pool 1", "Pool 2", "Pool 3" and "Pool 4", respectively, and each a "Mortgage Pool") of conventional, fixed-rate, first-lien, fully-amortizing, one- to four-family residential loans (the "Mortgage Loans"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus dated May 26, 1998 as supplemented by the Prospectus Supplement dated July 25, 1998, each as filed by GECMSI with the Securities and Exchange Commission pursuant to Rule 424(b) under The Securities Act of 1933.

The original principal balance of each Class of the Pool 1
Certificates is as follows:

               Class 1-A1           $53,290,000.00
               Class 1-A2           $39,687,000.00
               Class 1-A3           $43,496,000.00
               Class 1-A4           $33,220,000.00
               Class 1-A5           $13,974,000.00
               Class 1-A6                      (1)
               Class 1-A7           $93,271,000.00
               Class 1-A8           $38,202,219.00
               Class 1-A9            $9,904,279.00
               Class 1-A10             $116,705.00
               Class 1-A11          $28,341,750.00
               Class 1-A12           $9,447,250.00
               Class 1-A13          $20,199,000.00
               Class 1-A14             $625,797.00
               Class 1-B1            $3,205,500.00
               Class 1-B2            $1,803,000.00
               Class 1-B3            $1,603,000.00
               Class 1-B4              $801,000.00
               Class 1-B5            $1,202,871.10
               Class 1-M             $7,412,000.00
               Class 1-R                    $50.00
               Class 1-RL                   $50.00
               Class 1-PO              $859,424.52
                                 -----------------
               Total :             $400,661,895.62

(1)  Initial Notional Principle Balance of Class 1-A6 is
     $3,177,829.00.

The initial Pool 1 Junior Percentage and initial Pool 1 Senior Percentage are approximately 4.00% and 96.00%, respectively. The "Pool 1 Bankruptcy Loss Amount," the "Pool 1 Fraud Loss Amount" and the "Pool 1 Special Hazard Loss Amount" as of the initial issuance of the Pool 1 Certificates are $147,025.00, $4,006,619.00 and $4,475,747.00, respectively, representing approximately .0367%, 1.0000%, and 1.1171%, respectively, of the aggregate Scheduled Principal Balances of the Pool 1 Mortgage Loans as of July 1, 1998 (the "Cut-off Date").

POOL 2


The original principal balance of each Class of the Pool 2
Certificates is as follows:

               Class 2-A1           $42,800,000.00
               Class 2-A2           $23,450,000.00
               Class 2-A3                      (1)
               Class 2-A4           $69,660,000.00
               Class 2-A5           $13,416,000.00
               Class 2-A6            $4,644,000.00
               Class 2-A7            $5,361,000.00
               Class 2-A8              $968,000.00
               Class 2-A9           $31,800,000.00
               Class 2-B1            $1,502,000.00
               Class 2-B2              $801,000.00
               Class 2-B3              $801,000.00
               Class 2-B4              $401,000.00
               Class 2-B5              $801,080.75
               Class 2-M             $3,703,000.00
               Class 2-R                   $100.00
               Class 2-RL                  $100.00
               Class 2-PO              $114,033.61
                                 -----------------
               Total :             $200,222,314.36


(1)  The Class 2-A3 Certificates are issued with an initial
     Notional Principle Balance of $1,645,926.00.

The initial Pool 2 Junior Percentage and initial Pool 2 Senior Percentage are approximately 4.00% and 96.00%, respectively. The "Pool 2 Bankruptcy Loss Amount", the "Pool 2 Fraud Loss Amount" and the "Pool 2 Special Hazard Loss Amount" as of the initial issuance of the Pool 2 Certificates are $100,000.00, $2,002,223.00 and $3,003,335.00, respectively, representing approximately .0499%, 1.0000%, and 1.5000%, respectively, of the aggregate Scheduled Principal Balances of the Pool 2 Mortgage Loans as of the Cut-off Date.

POOL 3


The original principal balance of each Class of the Pool 3
Certificates is as follows:

               Class 3-A1           $37,700,000.00
               Class 3-A2            $2,300,000.00
               Class 3-A3           $10,000,000.00
               Class 3-A4          $121,818,119.00
               Class 3-B1              $440,005.00
               Class 3-B2              $440,005.00
               Class 3-B3              $792,010.00
               Class 3-B4              $264,003.00
               Class 3-B5              $264,007.25
               Class 3-M             $1,320,017.00
               Class 3-R                   $100.00
               Class 3-PO              $664,090.01
                                 -----------------
               Total :             $176,002,356.26



The initial Pool 3 Junior Percentage and initial Pool 3 Senior Percentage are approximately 2.00% and 98.00%, respectively. The "Pool 3 Bankruptcy Loss Amount", the "Pool 3 Fraud Loss Amount" and the "Pool 3 Special Hazard Loss Amount" as of the initial issuance of the Pool 3 Certificates are $100,000.00, $1,760,024.00 and $1,975,000.00, respectively, representing approximately .0568%, 1.0000%, and 1.1221%, respectively, of the aggregate Scheduled Principal Balances of the Pool 3 Mortgage Loans as of the Cut-off Date.

POOL 4


The original principal balance of each Class of the Pool 4
Certificates is as follows:

               Class 4-A1           $71,750,000.00
               Class 4-A2           $11,149,185.00
               Class 4-A3            $3,716,395.00
               Class 4-A4           $20,140,000.00
               Class 4-A5           $45,100,000.00
               Class 4-A6           $19,500,000.00
               Class 4-A7            $3,125,000.00
               Class 4-A8            $3,125,000.00
               Class 4-A9            $3,300,000.00
               Class 4-A10           $3,100,000.00
               Class 4-A11           $3,100,000.00
               Class 4-A12           $3,750,000.00
               Class 4-A13           $2,124,900.00
               Class 4-B1            $1,610,914.00
               Class 4-B2              $906,139.00
               Class 4-B3              $805,457.00
               Class 4-B4              $402,728.00
               Class 4-B5              $604,096.57
               Class 4-M             $3,725,240.00
               Class 4-R                   $100.00
               Class 4-PO              $329,191.69
                                 -----------------
               Total :             $201,364,346.26


The initial Pool 4 Junior Percentage and initial Pool 4 Senior Percentage are approximately 4.00% and 96.00%, respectively. The "Pool 4 Bankruptcy Loss Amount", the "Pool 4 Fraud Loss Amount" and the "Pool 4 Special Hazard Loss Amount" as of the initial issuance of the Pool 4 Certificates are $100,000.00, $2,013,643.00 and $2,520,000.00, respectively, representing approximately .0497%, 1.0000%, and 1.2515%, respectively, of the aggregate Scheduled Principal Balances of the Pool 4 Mortgage Loans as of the Cut-off Date.

Description of the Mortgage Pool and the Mortgaged Properties

Pool 1

Pool 1 consists primarily of fixed-rate, first-lien, fully-amortizing, conventional Mortgage Loans ( the "Pool 1
Mortgage Loans") evidenced by Mortgage Notes which have original maturities of 20 to 30 years and an aggregate outstanding
Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date and prepayments of principal received before such date, of $400,661,895.62.

The interest rates (the "Mortgage Rates") borne by the 1,266 Pool 1 Mortgage Loans conveyed by GECMSI to the related trust fund range from 6.50% to 8.875% and the weighted average Mortgage Rate of the Pool 1 Mortgage Loans as of the Cut-off Date is 7.3779% per annum (all weighted averages of the Pool 1 Mortgage Loans in this filing are weighted by aggregate outstanding Scheduled Principal Balance of all Pool 1 Mortgage Loans as of the Cut-off
Date). At origination, the principal balances of the Pool 1 Mortgage Loans ranged from $20,000.00 to $1,400,000.00, and, as of the Cut-off Date, the average outstanding Scheduled Principal Balance of the Pool 1 Mortgage Loans is $316,478.59, after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. The earliest origination date of any Pool 1 Mortgage Loan is September 1995, and the latest scheduled maturity date of any such Mortgage Loan is July 2028. The weighted average loan-to-value ratio at origination of the Pool 1 Mortgage Loans as of the Cut-off Date is 75.6226%.

The Pool 1 Mortgage Loans have the following characteristics as of the Cut-off Date:

a) The following table sets forth information, as of the Cut-off Date, with respect to the Mortgage Rates borne by the Pool 1 Mortgage Loans:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
     MORTGAGE         # OF                  AS OF         AGGREGATE
        RATES        LOANS           CUT-OFF DATE           BALANCE
     --------        -----           ------------         ---------
      6.5000%            1            $427,224.05           0.1066%
      6.6250%            8          $2,450,436.89           0.6116%
      6.7500%           29          $9,348,595.50           2.3333%
      6.8750%           59         $19,066,856.65           4.7588%
      7.0000%          102         $32,626,494.98           8.1431%
      7.1250%          100         $31,021,968.60           7.7427%
      7.2500%          172         $56,419,500.40          14.0816%
      7.3750%          219         $68,981,918.68          17.2170%
      7.5000%          258         $82,974,467.50          20.7093%
      7.6250%          148         $48,301,225.80          12.0554%
      7.7500%           89         $27,380,787.73           6.8339%
      7.8750%           42         $11,486,431.26           2.8669%
      8.0000%           24          $6,302,119.06           1.5729%
      8.1250%            7          $1,987,236.34           0.4960%
      8.2500%            3            $912,562.75           0.2278%
      8.3750%            1            $456,000.00           0.1138%
      8.5000%            1            $222,866.53           0.0556%
      8.6250%            1            $155,000.00           0.0387%
      8.7500%            1             $56,250.00           0.0140%
      8.8750%            1             $83,952.90           0.0210%
                     -----        ---------------         ---------
        Total        1,266        $400,661,895.62         100.0000%

b) The following table sets forth information, as of the Cut-off Date, with respect to the original principal balances of the Pool 1 Mortgage Loans :

                                            AGGREGATE             % OF
                                             BALANCES          POOL BY
          ORIGINAL           # OF               AS OF        AGGREGATE
          BALANCES          LOANS        CUT-OFF DATE          BALANCE
          --------          -----        ------------        ---------
            $0 - 227,150       98      $14,610,109.96          3.6465%
      $227,151 - 250,000      166      $39,984,444.81          9.9796%
      $250,001 - 300,000      430     $117,749,678.55         29.3887%
      $300,001 - 350,000      220      $71,481,751.95         17.8409%
      $350,001 - 400,000      160      $60,247,355.51         15.0370%
      $400,001 - 450,000       74      $31,649,412.62          7.8993%
      $450,001 - 600,000       97      $49,472,511.42         12.3477%
      $600,001 - 650,000       14       $8,933,461.98          2.2297%
      $650,001 - 1,000,000+     7       $6,533,168.82          1.6306%
                            -----     ---------------        ---------
                  Total     1,266     $400,661,895.62        100.0000%

The largest outstanding Scheduled Principal Balance of any Pool 1
Mortgage Loan, as of the Cut-off Date, is $1,398,986.72.

The smallest outstanding Scheduled Principal Balance of any Pool
1 Mortgage Loan, as of the Cut-off Date, is $19,986.58.

c) The following table sets forth information, as of the Cut-off Date, with respect to the years of origination of the Pool 1 Mortgage Loans:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
      YEAR OF         # OF                  AS OF         AGGREGATE
  ORIGINATION        LOANS           CUT-OFF DATE           BALANCE
  -----------        -----           ------------         ---------
         1995            2            $513,323.89           0.1281%
         1997           65         $18,927,291.47           4.7240%
         1998        1,199        $381,221,280.26          95.1479%
                     -----        ---------------         ---------
        Total        1,266        $400,661,895.62         100.0000%

d) The following table sets forth information, as of the Cut-off Date, with respect to the loan-to-value ratios of the Pool 1 Mortgage Loans at origination:

            LOAN-                           AGGREGATE             % OF
          TO-VALUE                           BALANCES          POOL BY
          RATIO AT           # OF               AS OF        AGGREGATE
         ORIGINATION        LOANS        CUT-OFF DATE          BALANCE
         -----------        -----        ------------        ---------
       00.000 - 50.00          46      $15,701,382.09          3.9189%
       50.001 - 60.00          71      $23,457,812.95          5.8548%
       60.001 - 70.00         148      $50,708,661.21         12.6562%
       70.001 - 75.00         190      $65,578,366.93         16.3675%
       75.001 - 80.00         587     $180,741,951.96         45.1109%
       80.001 - 85.00          37      $11,575,181.03          2.8890%
       85.001 - 90.00         120      $35,554,474.56          8.8739%
       90.001 - 95.00          66      $17,170,386.77          4.2855%
       95.001 - 100.00          1         $173,678.12          0.0433%
                            -----     ---------------        ---------
            Total           1,266     $400,661,895.62        100.0000%

e) The following table sets forth information, as of the Cut-off Date, with respect to the type of Mortgaged
     Properties securing the Pool 1 Mortgage Loans:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
TYPE OF               # OF                  AS OF         AGGREGATE
DWELLING             LOANS           CUT-OFF DATE           BALANCE
--------             -----           ------------         ---------
Single-family
 detached            1,136        $362,664,959.31          90.5164%
Single-family
 attached               34         $10,555,906.38           2.6346%
Condominium             65         $18,282,029.86           4.5630%
2 - 4 Family Units      22          $7,508,030.42           1.8739%
Co-op                    9          $1,650,969.65           0.4121%
                     -----        ---------------         ---------
Total                1,266        $400,661,895.62         100.0000%

f) The following table sets forth information, as of the Cut-off Date, with respect to the occupancy status of the Mortgaged Properties securing the Pool 1 Mortgage Loans as represented by the mortgagors at origination:


                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
                      # OF                  AS OF         AGGREGATE
OCCUPANCY            LOANS           CUT-OFF DATE           BALANCE
---------            -----           ------------         ---------
Owner Occupied       1,239        $394,258,513.78          98.4018%
Vacation                11          $3,015,791.20           0.7527%
Investment              16          $3,387,590.64           0.8455%
                     -----        ---------------         ---------
Total                1,266        $400,661,895.62         100.0000%

g) The following table sets forth information, as of the Cut-off Date, with respect to the geographic distribution of the Mortgaged Properties securing the Pool 1 Mortgage Loans:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
                      # OF                  AS OF         AGGREGATE
STATE                LOANS           CUT-OFF DATE           BALANCE
-----                -----           ------------         ---------
Alabama                  2            $504,961.14           0.1260%
Arizona                 11          $3,679,993.74           0.9185%
California             610        $199,544,684.49          49.8039%
Colorado                24          $6,532,882.86           1.6305%
Connecticut             29         $10,443,519.46           2.6066%
Delaware                 1            $259,017.05           0.0646%
District Of Columbia     3          $1,246,968.23           0.3112%
Florida                 23          $8,045,392.95           2.0080%
Georgia                 13          $4,187,624.82           1.0452%
Hawaii                   6          $1,813,107.10           0.4525%
Idaho                    1            $291,952.57           0.0729%
Illinois                39         $12,122,822.61           3.0257%
Indiana                  3            $722,659.01           0.1804%
Kansas                   1            $133,857.81           0.0334%
Kentucky                 1            $244,031.13           0.0609%
Louisiana                3          $1,425,391.38           0.3558%
Maine                    2            $570,952.56           0.1425%
Maryland                44         $12,687,352.06           3.1666%
Massachusetts           84         $26,425,245.58           6.5955%
Michigan                34         $10,336,704.79           2.5799%
Minnesota                9          $2,789,687.38           0.6963%
Missouri                 5          $1,673,848.48           0.4178%
Nevada                   7          $1,771,807.47           0.4422%
New Hampshire            7          $2,102,249.76           0.5247%
New Jersey              84         $24,543,874.50           6.1258%
New Mexico               6          $1,892,420.39           0.4723%
New York                55         $17,371,490.45           4.3357%
North Carolina          14          $3,635,135.62           0.9073%
Ohio                     9          $2,758,832.44           0.6886%
Oklahoma                 2            $511,011.30           0.1275%
Oregon                   5          $1,300,497.50           0.3246%
Pennsylvania            24          $7,615,506.78           1.9007%
Rhode Island             2            $765,419.53           0.1910%
South Carolina           2            $491,946.01           0.1228%
Tennessee                4          $1,168,872.41           0.2917%
Texas                   26          $7,310,677.19           1.8246%
Utah                     1            $343,000.00           0.0856%
Vermont                  1            $249,804.98           0.0623%
Virginia                52         $15,955,185.77           3.9822%
Washington              13          $4,047,083.50           1.0101%
Wisconsin                4          $1,144,422.82           0.2856%
                     -----        ---------------         ---------
Total                1,266        $400,661,895.62         100.0000%

h) The following table sets forth information, as of the Cut-off Date, with respect to the maturity dates of the Pool
     1 Mortgage Loans:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
      YEAR OF         # OF                  AS OF         AGGREGATE
     MATURITY        LOANS           CUT-OFF DATE           BALANCE
     --------        -----           ------------         ---------
         2017            1            $249,472.09           0.0623%
         2018           14          $3,247,329.97           0.8105%
         2023            4          $1,139,856.32           0.2845%
         2025            2            $513,323.89           0.1281%
         2027           38         $11,133,868.83           2.7789%
         2028        1,207        $384,378,044.52          95.9357%
                     -----        ---------------         ---------
        Total        1,266        $400,661,895.62         100.0000%

The weighted average scheduled remaining term to maturity of the Pool 1 Mortgage Loans calculated as of the Cut-off Date is 357 months.

i) The following table sets forth information, as of the Cut-off Date, with respect to the purpose of the Pool 1 Mortgage Loans. The basis for such determination is the making of a representation by the Mortgagor at origination:


                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
PURPOSE               # OF                  AS OF         AGGREGATE
OF LOAN              LOANS           CUT-OFF DATE           BALANCE
-------              -----           ------------         ---------
Purchase               696        $214,985,190.88          53.6575%
Rate Term/Refinance    435        $139,347,109.41          34.7792%
Cash-out Refinance     135         $46,329,595.33          11.5633%
                     -----        ---------------         ---------
Total                1,266        $400,661,895.62         100.0000%

Pool 2

Pool 2 consists primarily of fixed-rate, first-lien, fully-amortizing, conventional Mortgage Loans (the "Pool 2
Mortgage Loans") evidenced by Mortgage Notes which have original maturities of 20 to 30 years and an aggregate outstanding
Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date and prepayments of principal received before such date, of $200,222,314.36.

The interest rates (the "Mortgage Rates") borne by the 623 Pool 2 Mortgage Loans conveyed by GECMSI to the related trust fund range from 6.3750% to 8.7500% and the weighted average Mortgage Rate of the Pool 2 Mortgage Loans as of the Cut-off Date is 7.4576% per annum (all weighted averages of the Pool 2 Mortgage Loans in this filing are weighted by aggregate outstanding Scheduled Principal Balance of all Pool 2 Mortgage Loans as of the Cut-off Date). At origination, the principal balances of the Pool 2 Mortgage Loans ranged from $60,0000.00 to $1,100,000.00, and, as of the Cut-off Date, the average outstanding Scheduled Principal Balance of the Pool 2 Mortgage Loans is $321,384.13, after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. The earliest origination date of any Pool 2 Mortgage Loan is June 1997, and the latest scheduled maturity date of any such Mortgage Loan is June 2028. The weighted average loan-to-value ratio at origination of the Pool 2 Mortgage Loans as of the Cut-off Date is 74.7503%.

The Pool 2 Mortgage Loans have the following characteristics as of the Cut-off Date:

a) The following table sets forth information, as of the Cut-off Date, with respect to the Mortgage Rates borne by the Pool 2 Mortgage Loans:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
     MORTGAGE         # OF                  AS OF         AGGREGATE
        RATES        LOANS           CUT-OFF DATE           BALANCE
     --------        -----           ------------         ---------
      6.3750%            1            $463,570.24           0.2315%
      6.6250%            1            $294,140.25           0.1469%
      6.7500%            2            $541,673.21           0.2705%
      6.8750%            9          $3,539,739.27           1.7679%
      7.0000%           21          $6,405,433.16           3.1992%
      7.1250%           28          $9,257,414.79           4.6236%
      7.1500%            1            $303,609.51           0.1516%
      7.2500%           95         $29,528,421.74          14.7478%
      7.3500%            1            $311,788.43           0.1557%
      7.3750%          139         $47,412,675.13          23.6799%
      7.4000%            1            $240,883.54           0.1203%
      7.4500%            3          $1,317,082.73           0.6578%
      7.5000%          113         $35,664,560.20          17.8125%
      7.5500%            3            $925,180.79           0.4621%
      7.6250%           95         $29,759,206.53          14.8631%
      7.6500%            1            $518,103.57           0.2588%
      7.7500%           55         $17,810,237.11           8.8952%
      7.8500%            1            $448,423.20           0.2240%
      7.8750%           40         $12,683,032.36           6.3345%
      8.0000%            4            $776,457.09           0.3878%
      8.1250%            4          $1,112,542.82           0.5557%
      8.2500%            2            $198,543.88           0.0992%
      8.3750%            1            $344,890.44           0.1723%
      8.5000%            1            $227,083.60           0.1134%
      8.7500%            1            $137,620.77           0.0687%
                     -----        ---------------         ---------
        Total          623        $200,222,314.36         100.0000%

b) The following table sets forth information, as of the Cut-off Date, with respect to the original principal balances of the Pool 2 Mortgage Loans :

                                            AGGREGATE             % OF
                                             BALANCES          POOL BY
          ORIGINAL           # OF               AS OF        AGGREGATE
          BALANCES          LOANS        CUT-OFF DATE          BALANCE
          --------          -----        ------------        ---------
            $0 - 227,150       54       $9,142,457.53          4.5662%
      $227,151 - 250,000       69      $16,526,343.66          8.2540%
      $250,001 - 300,000      211      $57,797,139.84         28.8665%
      $300,001 - 350,000      110      $35,617,574.11         17.7890%
      $350,001 - 400,000       73      $27,311,075.14         13.6404%
      $400,001 - 450,000       46      $19,541,056.11          9.7597%
      $450,001 - 600,000       40      $19,977,000.13          9.9774%
      $600,001 - 650,000       12       $7,638,170.30          3.8148%
      $650,001 - 1,000,000+     8       $6,671,497.54          3.3320%
                            -----     ---------------        ---------
                  Total       623     $200,222,314.36        100.0000%

The largest outstanding Scheduled Principal Balance of any Pool 2
Mortgage Loan, as of the Cut-off Date, is $1,098,320.83.

The smallest outstanding Scheduled Principal Balance of any Pool
2 Mortgage Loan, as of the Cut-off Date, is $59,908.40.

c) The following table sets forth information, as of the Cut-off Date, with respect to the years of origination of the Pool 2 Mortgage Loans:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
      YEAR OF         # OF                  AS OF         AGGREGATE
  ORIGINATION        LOANS           CUT-OFF DATE           BALANCE
  -----------        -----           ------------         ---------
         1997           13          $3,425,663.10           1.7109%
         1998          610        $196,796,651.26          98.2891%
                     -----        ---------------         ---------
        Total          623        $200,222,314.36         100.0000%

d) The following table sets forth information, as of the Cut-off Date, with respect to the loan-to-value ratios of the Pool 2 Mortgage Loans at origination:

            LOAN-                           AGGREGATE             % OF
          TO-VALUE                           BALANCES          POOL BY
          RATIO AT           # OF               AS OF        AGGREGATE
         ORIGINATION        LOANS        CUT-OFF DATE          BALANCE
         -----------        -----        ------------        ---------
       00.000 - 50.00          27       $9,198,345.14          4.5941%
       50.001 - 60.00          36      $13,188,425.84          6.5869%
       60.001 - 70.00          79      $28,952,447.84         14.4601%
       70.001 - 75.00          91      $31,114,284.79         15.5399%
       75.001 - 80.00         290      $90,182,568.87         45.0412%
       80.001 - 85.00          10       $3,052,859.54          1.5247%
       85.001 - 90.00          53      $15,833,715.27          7.9081%
       90.001 - 95.00          37       $8,699,667.07          4.3450%
                            -----     ---------------        ---------
            Total             623     $200,222,314.36        100.0000%

e) The following table sets forth information, as of the Cut-off Date, with respect to the type of Mortgaged
     Properties securing the Pool 2 Mortgage Loans:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
TYPE OF               # OF                  AS OF         AGGREGATE
DWELLING             LOANS           CUT-OFF DATE           BALANCE
--------             -----           ------------         ---------
Single-family
 detached              568        $183,742,604.16          91.7693%
Single-family
 attached                8          $2,461,454.93           1.2294%
Condominium             41         $12,295,719.83           6.1410%
2 - 4 Family Units       6          $1,722,535.44           0.8603%
                     -----        ---------------         ---------
Total                  623        $200,222,314.36         100.0000%

f) The following table sets forth information, as of the Cut-off Date, with respect to the occupancy status of the Mortgaged Properties securing the Pool 2 Mortgage Loans as represented by the mortgagors at origination:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
                      # OF                  AS OF         AGGREGATE
OCCUPANCY            LOANS           CUT-OFF DATE           BALANCE
---------            -----           ------------         ---------
Owner Occupied         608        $196,729,930.73          98.2557%
Vacation                 7          $2,102,683.04           1.0502%
Investment               8          $1,389,700.59           0.6941%
                     -----        ---------------         ---------
Total                  623        $200,222,314.36         100.0000%

g) The following table sets forth information, as of the Cut-off Date, with respect to the geographic distribution of the Mortgaged Properties securing the Pool 2 Mortgage Loans:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
                      # OF                  AS OF         AGGREGATE
STATE                LOANS           CUT-OFF DATE           BALANCE
-----                -----           ------------         ---------
California             623        $200,222,314.36         100.0000%
                     -----        ---------------         ---------
Total                  623        $200,222,314.36         100.0000%

h) The following table sets forth information, as of the Cut-off Date, with respect to the maturity dates of the Pool
     2 Mortgage Loans.

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
      YEAR OF         # OF                  AS OF         AGGREGATE
     MATURITY        LOANS           CUT-OFF DATE           BALANCE
     --------        -----           ------------         ---------
         2018            1            $232,579.22           0.1162%
         2022            1            $250,934.70           0.1253%
         2023            1            $275,691.64           0.1377%
         2027            7          $1,616,458.16           0.8073%
         2028          613        $197,846,650.64          98.8135%
                     -----        ---------------         ---------
        Total          623        $200,222,314.36         100.0000%

The weighted average scheduled remaining term to maturity of the Pool 2 Mortgage Loans calculated as of the Cut-off Date is 358 months.

i) The following table sets forth information, as of the Cut-off Date, with respect to the purpose of the Pool 2 Mortgage Loans. The basis for such determination is the making of a representation by the Mortgagor at origination:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
PURPOSE               # OF                  AS OF         AGGREGATE
OF LOAN              LOANS           CUT-OFF DATE           BALANCE
-------              -----           ------------         ---------
Purchase               271         $85,125,590.57          42.5155%
Rate Term/Refinance    273         $89,140,319.23          44.5207%
Cash-out Refinance      79         $25,956,404.56          12.9638%
                     -----        ---------------         ---------
Total                  623        $200,222,314.36         100.0000%

Pool 3

Pool 3 consists primarily of fixed-rate, first-lien, fully-amortizing, conventional Mortgage Loans (the "Pool 3
Mortgage Loans") evidenced by Mortgage Notes which have original maturities of 10 to 15 years and an aggregate outstanding
Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date and prepayments of principal received before such date, of $176,002,356.26.

The interest rates (the "Mortgage Rates") borne by the 537 Pool 3 Mortgage Loans conveyed by GECMSI to the related trust fund range from 6.0000% to 8.5000% and the weighted average Mortgage Rate of the Pool 3 Mortgage Loans as of the Cut-off Date is 7.0423% per annum (all weighted averages of the Pool 3 Mortgage Loans in this filing are weighted by aggregate outstanding Scheduled Principal Balance of all Pool 3 Mortgage Loans as of the Cut-off Date). At origination, the principal balances of the Pool 3 Mortgage Loans ranged from $25,450.00 to $987,500.00, and, as of the Cut-off Date, the average outstanding Scheduled Principal Balance of the Pool 3 Mortgage Loans is $327,751.13, after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. The earliest origination date of any Pool 3 Mortgage Loan is February 1996, and the latest scheduled maturity date of any such Mortgage Loan is July 2013. The weighted average loan-to-value ratio at origination of the Pool 3 Mortgage Loans as of the Cut-off Date is 67.8099%.

The Pool 3 Mortgage Loans have the following characteristics as of the Cut-off Date:

a) The following table sets forth information, as of the Cut-off Date, with respect to the Mortgage Rates borne by the Pool 3 Mortgage Loans:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
     MORTGAGE         # OF                  AS OF         AGGREGATE
        RATES        LOANS           CUT-OFF DATE           BALANCE
     --------        -----           ------------         ---------
      6.0000%            1            $475,858.08           0.2704%
      6.1250%            1            $457,936.73           0.2602%
      6.2500%            6          $1,667,176.93           0.9472%
      6.3750%            3          $1,386,503.49           0.7878%
      6.5000%           18          $5,637,428.35           3.2030%
      6.6250%           23          $7,804,479.77           4.4343%
      6.7500%           49         $16,307,517.35           9.2655%
      6.8250%            1            $359,194.70           0.2041%
      6.8750%           79         $26,903,884.95          15.2861%
      7.0000%           82         $26,775,347.48          15.2131%
      7.1250%          100         $32,255,246.51          18.3265%
      7.2500%           86         $28,181,365.42          16.0119%
      7.3750%           43         $15,525,487.74           8.8212%
      7.5000%           33          $9,672,029.60           5.4954%
      7.6250%            5          $1,361,271.33           0.7734%
      7.7500%            2            $603,294.26           0.3428%
      7.8750%            2            $132,798.38           0.0755%
      8.0000%            2            $438,735.19           0.2493%
      8.5000%            1             $56,800.00           0.0323%
                     -----        ---------------         ---------
        Total          537        $176,002,356.26         100.0000%

b) The following table sets forth information, as of the Cut-off Date, with respect to the original principal balances of the Pool 3 Mortgage Loans :

                                            AGGREGATE             % OF
                                             BALANCES          POOL BY
          ORIGINAL           # OF               AS OF        AGGREGATE
          BALANCES          LOANS        CUT-OFF DATE          BALANCE
          --------          -----        ------------        ---------
            $0 - 227,150       31       $3,607,308.58          2.0496%
      $227,151 - 250,000       53      $12,801,831.35          7.2737%
      $250,001 - 300,000      185      $50,714,813.47         28.8148%
      $300,001 - 350,000      105      $34,145,799.44         19.4008%
      $350,001 - 400,000       64      $24,249,664.97         13.7780%
      $400,001 - 450,000       32      $13,719,979.17          7.7953%
      $450,001 - 600,000       51      $25,992,608.55         14.7683%
      $600,001 - 650,000       13       $8,322,395.64          4.7286%
      $650,001 - 1,000,000+     3       $2,447,955.09          1.3909%
                            -----     ---------------        ---------
                  Total       537     $176,002,356.26        100.0000%

The largest outstanding Scheduled Principal Balance of any Pool 3
Mortgage Loan, as of the Cut-off Date, is $987,500.00.

The smallest outstanding Scheduled Principal Balance of any Pool
3 Mortgage Loan, as of the Cut-off Date, is $25,450.00.

c) The following table sets forth information, as of the Cut-off Date, with respect to the years of origination of the Pool 3 Mortgage Loans:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
      YEAR OF         # OF                  AS OF         AGGREGATE
  ORIGINATION        LOANS           CUT-OFF DATE           BALANCE
  -----------        -----           ------------         ---------
         1996            4          $1,428,038.08           0.8114%
         1997           27          $7,620,636.24           4.3298%
         1998          506        $166,953,681.94          94.8588%
                     -----        ---------------         ---------
        Total          537        $176,002,356.26         100.0000%

d) The following table sets forth information, as of the Cut-off Date, with respect to the loan-to-value ratios of the Pool 3 Mortgage Loans at origination:

            LOAN-                           AGGREGATE             % OF
          TO-VALUE                           BALANCES          POOL BY
          RATIO AT           # OF               AS OF        AGGREGATE
         ORIGINATION        LOANS        CUT-OFF DATE          BALANCE
         -----------        -----        ------------        ---------
       00.000 - 50.00          63      $19,414,470.65         11.0308%
       50.001 - 60.00          69      $25,895,548.04         14.7132%
       60.001 - 70.00         111      $38,842,162.94         22.0691%
       70.001 - 75.00         112      $36,442,281.72         20.7056%
       75.001 - 80.00         153      $46,859,497.80         26.6243%
       80.001 - 85.00           6       $1,799,232.89          1.0223%
       85.001 - 90.00          16       $5,084,367.03          2.8888%
       90.001 - 95.00           7       $1,664,795.19          0.9459%
                            -----     ---------------        ---------
            Total             537     $176,002,356.26        100.0000%

e)  The following table sets forth information, as of the Cut-off
    Date, with respect to the type of Mortgaged Properties securing the Pool 3 Mortgage Loans:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
TYPE OF               # OF                  AS OF         AGGREGATE
DWELLING             LOANS           CUT-OFF DATE           BALANCE
--------             -----           ------------         ---------
Single-family
 detached              488        $161,577,112.00          91.8039%
Single-family
 attached               14          $4,383,288.47           2.4905%
Condominium             31          $9,032,726.99           5.1322%
2 - 4 Family Units       4          $1,009,228.80           0.5734%
                     -----        ---------------         ---------
Total                  537        $176,002,356.26         100.0000%

f)  The following table sets forth information, as of the Cut-off
    Date, with respect to the occupancy status of the Mortgaged
    Properties securing the Pool 3 Mortgage Loans as represented by the mortgagors at origination:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
                      # OF                  AS OF         AGGREGATE
OCCUPANCY            LOANS           CUT-OFF DATE           BALANCE
---------            -----           ------------         ---------
Owner Occupied         512        $169,710,237.55          96.4250%
Vacation                18          $5,550,944.88           3.1539%
Investment               7            $741,173.83           0.4211%
                     -----        ---------------         ---------
Total                  537        $176,002,356.26         100.0000%

g) The following table sets forth information, as of the Cut-off Date, with respect to the geographic distribution of the Mortgaged Properties securing the Pool 3 Mortgage Loans:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
                      # OF                  AS OF         AGGREGATE
STATE                LOANS           CUT-OFF DATE           BALANCE
-----                -----           ------------         ---------
Alabama                  2            $700,141.61           0.3978%
Arizona                 10          $2,936,901.82           1.6687%
Arkansas                 1            $598,086.37           0.3398%
California             207         $66,325,241.29          37.6844%
Colorado                12          $3,414,860.15           1.9402%
Connecticut             10          $4,586,258.56           2.6058%
Delaware                 1            $254,362.36           0.1445%
District Of Columbia     2            $657,574.59           0.3736%
Florida                 27          $9,165,342.25           5.2075%
Georgia                 24          $8,535,007.25           4.8494%
Illinois                13          $4,901,386.91           2.7848%
Indiana                  2            $561,033.25           0.3188%
Iowa                     4            $654,829.07           0.3721%
Louisiana                4          $1,133,205.91           0.6439%
Maine                    1            $263,350.00           0.1496%
Maryland                22          $7,462,468.20           4.2400%
Massachusetts           25          $9,611,344.34           5.4609%
Michigan                17          $4,713,347.73           2.6780%
Minnesota                3            $991,238.97           0.5632%
Missouri                 8          $2,376,834.89           1.3505%
Nevada                   3          $1,014,853.10           0.5766%
New Hampshire            1            $359,194.70           0.2041%
New Jersey              19          $6,308,794.36           3.5845%
New York                17          $6,273,651.28           3.5645%
North Carolina          18          $5,817,069.69           3.3051%
North Dakota             1            $379,000.00           0.2153%
Ohio                     5          $1,725,548.83           0.9804%
Oklahoma                 2            $599,447.60           0.3406%
Oregon                   2            $746,056.77           0.4239%
Pennsylvania            13          $4,799,586.12           2.7270%
Rhode Island             1            $357,326.60           0.2030%
South Carolina           7          $1,984,937.71           1.1278%
Tennessee                7          $2,288,641.65           1.3003%
Texas                   16          $5,161,352.93           2.9325%
Utah                     2            $599,990.59           0.3409%
Vermont                  1            $268,000.00           0.1523%
Virginia                18          $5,125,713.13           2.9123%
Washington               6          $1,460,172.30           0.8296%
Wisconsin                3            $890,203.38           0.5058%
Total                  537        $176,002,356.26         100.0000%

h) The following table sets forth information, as of the Cut-off Date, with respect to the maturity dates of the Pool
     3 Mortgage Loans.

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
      YEAR OF         # OF                  AS OF         AGGREGATE
     MATURITY        LOANS           CUT-OFF DATE           BALANCE
     --------        -----           ------------         ---------
         2008           12          $3,487,495.45           1.9815%
         2011            4          $1,191,360.46           0.6769%
         2012           25          $7,062,590.79           4.0128%
         2013          496        $164,260,909.56          93.3288%
                     -----        ---------------         ---------
        Total          537        $176,002,356.26         100.0000%

The weighted average scheduled remaining term to maturity of the Pool 3 Mortgage Loans calculated as of the Cut-off Date is 177 months.

i) The following table sets forth information, as of the Cut-off Date, with respect to the purpose of the Pool 3 Mortgage Loans. The basis for such determination is the making of a representation by the Mortgagor at origination:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
PURPOSE               # OF                  AS OF         AGGREGATE
OF LOAN              LOANS           CUT-OFF DATE           BALANCE
-------              -----           ------------         ---------
Purchase               143         $47,565,796.88          27.0257%
Rate Term/Refinance    306        $100,169,731.98          56.9138%
Cash-out Refinance      88         $28,266,827.40          16.0605%
                     -----        ---------------         ---------
Total                  537        $176,002,356.26         100.0000%

Pool 4

Pool 4 consists primarily of fixed-rate, first-lien, fully-amortizing, conventional Mortgage Loans ( the "Pool 4
Mortgage Loans") evidenced by Mortgage Notes which have original maturities of 20 to 30 years and an aggregate outstanding
Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date and prepayments of principal received before such date, of $201,364,346.26.

The interest rates (the "Mortgage Rates") borne by the 643 Pool 4 Mortgage Loans conveyed by GECMSI to the related trust fund range from 6.5000% to 8.7500% and the weighted average Mortgage Rate of the Pool 4 Mortgage Loans as of the Cut-off Date is 7.3721% per annum (all weighted averages of the Pool 4 Mortgage Loans in this filing are weighted by aggregate outstanding Scheduled Principal Balance of all Pool 4 Mortgage Loans as of the Cut-off Date). At origination, the principal balances of the Pool 4 Mortgage Loans ranged from $54,000.00 to $1,260,000.00, and, as of the Cut-off Date, the average outstanding Scheduled Principal Balance of the Pool 4 Mortgage Loans is $313,163.84, after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. The earliest origination date of any Pool 4 Mortgage Loan is September 1997, and the latest scheduled maturity date of any such Mortgage Loan is July 2028. The weighted average loan-to-value ratio at origination of the Pool 4 Mortgage Loans as of the Cut-off Date is 75.5049%.

The Pool 4 Mortgage Loans have the following characteristics as of the Cut-off Date:

a) The following table sets forth information, as of the Cut-off Date, with respect to the Mortgage Rates borne by the Pool 4 Mortgage Loans:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
     MORTGAGE         # OF                  AS OF         AGGREGATE
        RATES        LOANS           CUT-OFF DATE           BALANCE
     --------        -----           ------------         ---------
      6.5000%            4          $1,077,739.17           0.5352%
      6.7500%            9          $2,791,532.85           1.3863%
      6.8750%           33         $10,096,183.01           5.0139%
      7.0000%           37         $11,947,279.66           5.9332%
      7.1250%           54         $16,307,298.10           8.0984%
      7.2500%          128         $40,112,231.26          19.9202%
      7.3750%          109         $33,726,141.91          16.7488%
      7.5000%          128         $41,293,626.08          20.5068%
      7.6250%           71         $23,740,365.77          11.7898%
      7.7500%           35         $11,695,833.70           5.8083%
      7.8750%           19          $5,047,735.39           2.5068%
      8.0000%            5          $1,306,207.82           0.6487%
      8.1250%            4          $1,437,680.98           0.7140%
      8.2500%            3            $283,965.56           0.1410%
      8.3750%            1            $135,900.00           0.0675%
      8.5000%            2            $262,625.00           0.1304%
      8.7500%            1            $102,000.00           0.0507%
                     -----        ---------------         ---------
        Total          643        $201,364,346.26         100.0000%

b) The following table sets forth information, as of the Cut-off Date, with respect to the original principal balances of the Pool 4 Mortgage Loans :

                                            AGGREGATE             % OF
                                             BALANCES          POOL BY
          ORIGINAL           # OF               AS OF        AGGREGATE
          BALANCES          LOANS        CUT-OFF DATE          BALANCE
          --------          -----        ------------        ---------
            $0 - 227,150       42       $6,538,524.94          3.2471%
      $227,151 - 250,000       79      $19,081,784.19          9.4763%
      $250,001 - 300,000      247      $67,619,191.30         33.5805%
      $300,001 - 350,000      127      $41,243,222.94         20.4819%
      $350,001 - 400,000       66      $24,784,783.28         12.3084%
      $400,001 - 450,000       28      $11,879,579.44          5.8995%
      $450,001 - 600,000       42      $21,440,120.82         10.6474%
      $600,001 - 650,000        8       $5,158,091.29          2.5616%
      $650,001 - 1,000,000+     4       $3,619,048.06          1.7973%
                            -----     ---------------        ---------
                  Total       643     $201,364,346.26        100.0000%

The largest outstanding Scheduled Principal Balance of any Pool 4
Mortgage Loan, as of the Cut-off Date, is $1,260,000.00.

The smallest outstanding Scheduled Principal Balance of any Pool
4 Mortgage Loan, as of the Cut-off Date, is $53,965.56.

c) The following table sets forth information, as of the Cut-off Date, with respect to the years of origination of the Pool 4 Mortgage Loans:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
      YEAR OF         # OF                  AS OF         AGGREGATE
  ORIGINATION        LOANS           CUT-OFF DATE           BALANCE
  -----------        -----           ------------         ---------
         1997            2            $482,251.24           0.2395%
         1998          641        $200,882,095.02          99.7605%
                     -----        ---------------         ---------
        Total          643        $201,364,346.26         100.0000%

d) The following table sets forth information, as of the Cut-off Date, with respect to the loan-to-value ratios of the Pool 4 Mortgage Loans at origination:

            LOAN-                           AGGREGATE             % OF
          TO-VALUE                           BALANCES          POOL BY
          RATIO AT           # OF               AS OF        AGGREGATE
         ORIGINATION        LOANS        CUT-OFF DATE          BALANCE
         -----------        -----        ------------        ---------
       00.000 - 50.00          16       $5,162,474.54          2.5637%
       50.001 - 60.00          41      $16,056,720.36          7.9740%
       60.001 - 70.00          69      $23,892,295.78         11.8652%
       70.001 - 75.00          93      $30,402,083.49         15.0981%
       75.001 - 80.00         324      $98,119,945.65         48.7276%
       80.001 - 85.00          15       $4,422,178.45          2.1961%
       85.001 - 90.00          45      $12,760,878.35          6.3372%
       90.001 - 95.00          40      $10,547,769.64          5.2381%
                            -----     ---------------        ---------
            Total             643     $201,364,346.26        100.0000%

e) The following table sets forth information, as of the Cut-off Date, with respect to the type of Mortgaged
     Properties securing the Pool 4 Mortgage Loans:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
TYPE OF               # OF                  AS OF         AGGREGATE
DWELLING             LOANS           CUT-OFF DATE           BALANCE
--------             -----           ------------         ---------
Single-family
 detached              597        $188,163,412.99          93.4442%
Single-family
 attached               23          $7,497,665.12           3.7234%
Condominium             17          $4,721,892.36           2.3450%
2 - 4 Family Units       6            $981,375.79           0.4874%
                     -----        ---------------         ---------
Total                  643        $201,364,346.26         100.0000%

f) The following table sets forth information, as of the Cut-off Date, with respect to the occupancy status of the Mortgaged Properties securing the Pool 4 Mortgage Loans as represented by the mortgagors at origination:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
                      # OF                  AS OF         AGGREGATE
OCCUPANCY            LOANS           CUT-OFF DATE           BALANCE
---------            -----           ------------         ---------
Owner Occupied         624        $197,090,230.98          97.8774%
Vacation                10          $2,889,190.99           1.4348%
Investment               9          $1,384,924.29           0.6878%
                     -----        ---------------         ---------
Total                  643        $201,364,346.26         100.0000%

g) The following table sets forth information, as of the Cut-off Date, with respect to the geographic distribution of the Mortgaged Properties securing the Pool 4 Mortgage Loans:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
                      # OF                  AS OF         AGGREGATE
STATE                LOANS           CUT-OFF DATE           BALANCE
-----                -----           ------------         ---------
Alabama                  1            $265,008.06           0.1316%
Arizona                  8          $2,323,124.86           1.1537%
California             306        $100,656,467.29          49.9874%
Colorado                10          $2,866,150.50           1.4234%
Connecticut              8          $3,126,239.39           1.5525%
Delaware                 2            $354,680.30           0.1761%
District Of Columbia     3          $1,256,356.21           0.6239%
Florida                  6          $1,854,513.58           0.9210%
Georgia                 11          $3,095,795.93           1.5374%
Hawaii                   1            $413,542.86           0.2054%
Idaho                    1            $422,000.00           0.2096%
Illinois                26          $8,185,714.45           4.0651%
Indiana                  4          $1,356,431.09           0.6736%
Maine                    1            $375,706.69           0.1866%
Maryland                28          $8,360,713.47           4.1520%
Massachusetts           43         $12,578,673.07           6.2467%
Michigan                19          $5,859,848.04           2.9101%
Minnesota                8          $2,501,074.26           1.2421%
Missouri                 1            $246,632.24           0.1225%
Nevada                   1            $334,738.66           0.1662%
New Hampshire            4          $1,153,300.00           0.5727%
New Jersey              21          $6,699,278.35           3.3269%
New York                12          $3,370,481.62           1.6738%
North Carolina           2            $530,230.38           0.2633%
Ohio                    21          $5,430,845.71           2.6970%
Oregon                   5          $1,520,247.36           0.7550%
Pennsylvania            15          $4,346,923.49           2.1587%
Rhode Island             2            $664,647.15           0.3301%
South Carolina           1            $242,000.00           0.1202%
Tennessee                5          $1,214,525.67           0.6031%
Texas                   12          $3,539,644.98           1.7578%
Utah                     2            $496,000.00           0.2463%
Vermont                  1            $454,670.69           0.2258%
Virginia                41         $12,023,695.63           5.9711%
Washington               8          $2,262,044.28           1.1234%
Wisconsin                3            $982,400.00           0.4879%
                     -----        ---------------         ---------
Total                  643        $201,364,346.26         100.0000%

h) The following table sets forth information, as of the Cut-off Date, with respect to the maturity dates of the Pool
     4 Mortgage Loans.


                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
      YEAR OF         # OF                  AS OF         AGGREGATE
     MATURITY        LOANS           CUT-OFF DATE           BALANCE
     --------        -----           ------------         ---------
         2018            1            $255,100.51           0.1267%
         2023            4          $1,316,479.42           0.6538%
         2027            3            $822,748.60           0.4086%
         2028          635        $198,970,017.73          98.8109%
                     -----        ---------------         ---------
        Total          643        $201,364,346.26         100.0000%

The weighted average scheduled remaining term to maturity of the Pool 4 Mortgage Loans calculated as of the Cut-off Date is 359 months.

i) The following table sets forth information, as of the Cut-off Date, with respect to the purpose of the Pool 4
     Mortgage Loans. The basis for such determination is the making of a representation by the Mortgagor at origination :

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
PURPOSE               # OF                  AS OF         AGGREGATE
OF LOAN              LOANS           CUT-OFF DATE           BALANCE
-------              -----           ------------         ---------
Purchase               322         $95,801,522.48          47.5762%
Rate Term/Refinance    248         $82,135,505.29          40.7895%
Cash-out Refinance      73         $23,427,318.49          11.6343%
                     -----        ---------------         ---------
Total                  643        $201,364,346.26         100.0000%

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS
         AND EXHIBITS.

1.1 The Underwriting Agreement, dated as of September 19, 1997, and the related Terms Agreement, dated as of July 24, 1998, for certain of the Series 98-12 Certificates between GE Capital Mortgage Services, Inc. and Greenwich Capital Markets, Inc.

1.2 The Underwriting Agreement, dated as of May 22, 1996, and the related Terms Agreement, dated as of July 24, 1998, for certain of the Series 98-12 Certificates between GE Capital Mortgage Services, Inc. and Lehman Brothers Inc.

1.3 The Underwriting Agreement, dated as of June 22, 1995, and the related Terms Agreement, dated as of July 24, 1998, for certain of the Series 98-12 Certificates between GE Capital Mortgage Services, Inc. and Credit Suisse First Boston Corporation.

4.1 The Pooling and Servicing Agreement for the Series 98-12 Certificates, dated as of July 1, 1998, between GE Capital Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee.

                            SIGNATURES





      Pursuant to the requirements of the Securities
      Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               GE Capital Mortgage Services, Inc.


                               By:   /s/ Jeffrey R. Taylor
                                  -----------------------------
                               Name: Jeffrey R. Taylor
                               Title: Vice President





Dated as of July 30, 1998

                            SIGNATURES





      Pursuant to the requirements of the Securities
      Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               GE Capital Mortgage Services, Inc.


                               By:
                                  -----------------------------
                               Name: Jeffrey R. Taylor
                               Title: Vice President





Dated as of July 30, 1998

                          EXHIBIT INDEX



The exhibits are being filed herewith:


-----------------------------------------------------------------
 EXHIBIT NO.              DESCRIPTION                     PAGE
-----------------------------------------------------------------

     1.1      The Underwriting Agreement, dated as
              of September 19, 1997, and the related
              Terms Agreement, dated as of July 24,
              1998, for certain of the Series 98-12
              Certificates between GE Capital
              Mortgage Services, Inc. and Greenwich
              Capital Markets, Inc.

     1.2      The Underwriting Agreement, dated as
              of May 22, 1996, and the related Terms
              Agreement, dated as of July 24, 1998, for certain of the Series 98-12 Certificates between GE Capital Mortgage Services,
              Inc. and Lehman Brothers Inc.

     1.3      The Underwriting Agreement, dated as
              of June 22, 1995, and the related Terms
              Agreement, dated as of July 24, 1998, for certain of the Series 98-12 Certificates between GE Capital Mortgage Services,
              Inc. and Credit Suisse First Boston
              Corporation.


     4.1      The Pooling and Servicing Agreement
              for the Series 98-12 Certificates, dated as
              of July 1, 1998, between GE Capital
              Mortgage Services, Inc., as seller and
              servicer, and State Street Bank and Trust
              Company, as trustee.
-----------------------------------------------------------------